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                                                                    EXHIBIT 99.1

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                          REGISTRATION RIGHTS AGREEMENT

                                 BY AND BETWEEN

                              HANOVER DIRECT, INC.,

                               CHELSEY DIRECT, LLC

                                       AND

                                 STUART FELDMAN

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                          DATED AS OF NOVEMBER 30, 2003

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                                TABLE OF CONTENTS

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1.       Certain Definitions                            2
2.       Demand Registrations.                          3
   (a)   Right to Request Registration                  3
   (b)   Number of Demand Registrations                 3
   (c)   Priority on Demand Registrations               4
   (d)   Restrictions on Demand Registrations           4
   (e)   Selection of Underwriters                      5
   (f)   Registration Statement Form                    5
   (g)   Other Registration Rights                      5
3.       Piggyback Registrations                        5
   (a)   Right to Piggyback                             5
   (b)   Priority on Primary Registrations              6
   (c)   Priority on Secondary Registrations            6
   (d)   Selection of Underwriters                      6
   (e)   Other Registrations                            6
4.       Holdback Agreements                            6
5.       Registration Procedures                        7
6.       Registration Expenses.                        11
7.       Indemnification                               11
8.       Rule 144                                      14
9.       Miscellaneous                                 14
   (a)   Notices                                       14
   (b)   No Waivers                                    16
   (c)   Successors and Assigns                        16
   (d)   Governing Law                                 16
   (e)   Jurisdiction                                  16
   (f)   Waiver of Jury Trial                          16
   (g)   Counterparts; Effectiveness                   16
   (h)   Entire Agreement                              17
   (i)   Captions                                      17
   (j)   Severability                                  17
   (k)   Amendments                                    17

                                       i

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         REGISTRATION RIGHTS AGREEMENT, dated as of November 30, 2003, between
HANOVER DIRECT, INC., a Delaware corporation (the "Company"), CHELSEY DIRECT, LLC, a Delaware limited liability company ("Chelsey"), and Stuart Feldman (together with Chelsey, the "Stockholders").

         In consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                  1. Certain Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

         "Affiliate" means, with respect to the Company, a Person (a) directly or indirectly controlling, controlled by or under common control with the Company or (b) directly or indirectly owning or holding ten percent (10%) or more of any Common Stock. For purposes of this definition, "control" (including correlative meanings, the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the purposes of the foregoing, none of the Stockholders shall be deemed to be an Affiliate of the Company.

         "Agreement" means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

         "Business Day" means any day on which commercial banks are open for business in New York, New York.

         "Common Stock" means common stock, par value $0.66-2/3 per share, of the Company or any other capital stock of the Company into which such stock is reclassified or reconstituted.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" means the Stockholders, and any successors or assigns of the Stockholders pursuant to Section 9(c) hereof who acquires Registrable Securities, directly or indirectly, from the Stockholders, or such transferee or assignee. For purposes of this Agreement, the Company may deem and treat the registered holder of Registrable Securities as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

         "Person" means an individual, partnership, corporation, trust, limited liability company, or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" means the prospectus or prospectuses included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration

Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

         "Registrable Securities" means any of the Common Stock held by the Holders from time to time. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (a) a Registration Statement covering the offer and sale of such securities has been declared effective by the SEC and such securities have been disposed of in accordance with such Registration Statement or (b) they are sold pursuant to Rule 144 of the Securities Act (or any similar provisions then in force).

         "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "underwritten registration or underwritten offering" means a registration in which securities of the Company are sold to underwriters for reoffering to the public.

                  2.       Demand Registrations.

                           (a)      Right to Request Registration. Any time
after the date hereof, any Holder or Holders of more than fifty percent (50%) of the Registrable Securities in the aggregate (the "Initiating Holders") may, subject to the provisions of Section 2(b) hereof, request registration under the Securities Act of all or part of the Registrable Securities ("Demand Registration"); provided, that each Demand Registration shall be for not less than $5 million of Registrable Securities unless such Demand Registration is the second permitted Demand Registration pursuant to Section 2(b) hereof.

         Within 10 days after receipt of any such request for Demand Registration, the Company shall give written notice of such request to all other Holders of Registrable Securities and shall, subject to the provisions of
Section 2(d) hereof, include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

                           (b)      Number of Demand Registrations. The Holders
of Registrable Securities shall be entitled to request an aggregate of two (2) Demand Registrations. A registration shall not count as one of the permitted Demand Registrations (i) until it has become effective, (ii) in the case of the first permitted Demand Registration requested hereunder, if the Initiating Holder requesting such registration is not able to register and sell (other than as a result

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of market conditions or any other events not within the Company's control) at least 50% of the Registrable Securities requested by such Initiating Holder to be included in such registration, (iii) in the case of the second permitted Demand Registration requested hereunder, if the Initiating Holder requesting such registration is not able to register and sell all of the Registrable Securities requested to be included by such Initiating Holder in such registration or (iv) if, after the registration becomes effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason.

                           (c)      Priority on Demand Registrations. The
Company shall not include in any Demand Registration any securities which are not Registrable Securities without the written consent of the Holders of a majority of the Registrable Securities to be included in such registration, or, if such Demand Registration is an underwritten offering, without the written consent of the managing underwriters. If the managing underwriters of the requested Demand Registration advise the Company in writing that in their opinion the number of Registrable Securities proposed to be included in any such registration exceeds the number of securities which can be sold in such offering, the Company shall include in such registration only the number of Registrable Securities which in the opinion of such managing underwriters can be sold; provided, however, that no shares of Registrable Securities shall be excluded in any registration if any shares of Common Stock of holders who have registration rights pursuant to other agreements with the Company are included in such registration pursuant to the exercise of such registration rights. If the number of shares which can be sold is less than the number of Registrable Securities proposed to be registered, the amount of Registrable Securities to be so sold shall be allocated pro rata among the Holders of Registrable Securities desiring to participate in such registration on the basis of the amount of such Registrable Securities proposed to be registered by such Holders. If the number of shares which can be sold exceeds the number of Registrable Securities proposed to be sold, such excess shall be allocated pro rata among the other holders of Common Stock, if any, desiring to participate in such registration based on the amount of such Common Stock initially requested to be registered by such holders or as such holders may otherwise agree.

                           (d)      Restrictions on Demand Registrations. The
Company shall not be obligated to effect any Demand Registration within three months after the effective date of a previous Demand Registration, a registration statement under the Securities Act on Form S-3, or any successor form thereto, or a previous registration under which the Initiating Holders had piggyback rights pursuant to Section 3 hereof wherein the Initiating Holders were permitted to register, all of the Registrable Securities requested to be included therein. The Company may (i) postpone for up to ninety (90) days the filing or the effectiveness of a Registration Statement for a Demand Registration if, based on the good faith judgment of the Company's board of directors, such postponement is necessary in order to avoid premature disclosure of a matter the board has determined would not be in the best interest of the Company to be disclosed at such time; provided, however, that the Company may not utilize this right more than once in any twelve (12)-month period, or (ii) postpone the filing of a Demand Registration in the event the Company shall be required to prepare audited financial statements as of a date other than its

                                       3
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fiscal year end (unless the stockholders requesting such registration agree to pay the expenses of such an audit); provided, however, that in any of the events described in clause (i) or (ii) above, the Initiating Holders requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations. The Company shall provide written notice to the Initiating Holders requesting such Demand Registration of (x) any postponement or withdrawal of the filing or effectiveness of a Registration Statement pursuant to this subparagraph (d), (y) the Company's decision to file or seek effectiveness of such Registration Statement following such withdrawal or postponement and (z) the effectiveness of such Registration Statement.

                           (e)      Selection of Underwriters. If any of the
Registrable Securities covered by a Demand Registration is to be sold in an underwritten offering, the Initiating Holders shall have the right to select the managing underwriter(s) to administer the offering subject to the approval of the Company, which will not be unreasonably withheld.

                           (f)      Registration Statement Form. Registrations
under this Section 2 shall be on such appropriate registration form of the SEC as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified by the Initiating Holders in their request for such registration.

                           (g)      Other Registration Rights. The Company shall
not grant to any Person the right, other than as set forth herein and except to employees or directors of the Company with respect to registrations on Form S-8 (or any successor form thereto), to request the Company to register any securities of the Company (including, without limitation, demand and piggyback registration rights) except such rights as are not more favorable than or inconsistent with the rights granted to the Holders herein and which would not cause any securities to such Person to be included in a Demand Registration to the exclusion of Registrable Securities.

                  3.       Piggyback Registrations.

                           (a)      Right to Piggyback. Whenever the Company
proposes to register any of its Common Stock (other than Registrable Securities) under the Securities Act (other than a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto), whether for its own account or for the account of one or more shareholders of the Company, and the registration form to be used may be used for any registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within 10 business days after its receipt of notice of any exercise of other demand registration rights) to all Holders of its intention to effect such a registration at least thirty (30) days before the initial filing of such registration and, subject to Sections 3(b) and 3(c), shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. The Company may postpone or withdraw the filing of a Piggyback Registration at any time in its sole discretion prior to the time it becomes effective. Except as may otherwise be provided in this Agreement,

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Registrable Securities with respect to which such a request for registration has been received will be registered by the Company and offered to the public in a Piggyback Registration pursuant to this Section 3 on the terms and conditions at least as favorable as those applicable to the registration of shares of Common Stock to be sold by the Company and by any other Person under such Registration Statement.

                           (b)      Priority on Primary Registrations. If a
Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering and/or that the number of securities requested to be included in such registration would adversely affect the price per share of the Company's securities to be sold in such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included therein by the Holders, pro rata among the Holders of such Registrable Securities on the basis of the number of shares requested to be registered by such Holders and (iii) third, the Common Stock of any other holders of Common Stock who have requested to be included in such registration.

                           (c)      Priority on Secondary Registrations. If a
Piggyback Registration is an underwritten secondary registration on behalf of a holder of the Common Stock other than Registrable Securities (an "Other Holder"), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering and/or that the number of securities requested to be included in such registration would adversely affect the price per share of the Company's securities to be sold in such offering, the Company shall include in such registration the securities requested to be included therein by the Other Holders requesting such registration and the Registrable Securities requested to be included in such registration by the Holders, pro rata among the Other Holders and the Holders on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree.

                           (d)      Selection of Underwriters. If any Piggyback
Registration is an underwritten primary offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

                           (e)      Other Registrations. If the Company has
previously filed a Registration Statement with respect to Registrable Securities pursuant to Section 2 hereof or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Company shall not be obligated to cause to become effective any other registration of any of its securities under the Securities Act, until a period of at least three (3) months has elapsed from the effective date of such previous registration.

                  4. Holdback Agreements. Each of the Company and Holders owning, directly or beneficially, at least five percent (5%) of the Common Stock agrees not to effect any sale or distribution of any of its equity securities during the 10 days prior to and during the ninety

                                       5
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(90) days beginning on the effective date of any underwritten Demand
Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or S-4 or any successor forms thereto or pursuant to the exercise of options by employees) unless the underwriters managing the offering otherwise agree; provided, however, that no Holders shall be so obligated unless each of the Affiliates of the Company who are either parties to registration rights agreements with the Company or members of management enter into the same or comparable lock-up agreements for the same period.

                  5. Registration Procedures. Whenever the Holders request that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                           (a)      prepare and file with the SEC a Registration
Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders of Registrable Securities covered by such Registration Statement and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus and, if requested by such Holders, the exhibits incorporated by reference, and such Holders shall have the opportunity to object to any information pertaining to such Holders that is contained therein and the Company will make the corrections reasonably requested by such Holders with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

                           (b)      use best efforts to cause such Registration
Statement to remain effective, including, without limitation, by preparing and filing with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith, until the completion of the distribution contemplated thereby; provided, however, that the Company shall not be required to keep such Registration Statement effective for more than, if such Registration Statement is on Form S-1, a period of more than 180 consecutive days, and if such Registration Statement is on Form S-3, two (2) years (or, in each case, such shorter period as is necessary to complete the distribution of the securities covered by such Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement, but not prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable);

                           (c)      use best efforts to comply with the
provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period as the Registration Statement is effective in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement;

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                           (d)      furnish to each seller of Registrable
Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                           (e)      use its best efforts to register or qualify
such Registrable Securities under such other securities or blue sky laws of such U.S. jurisdictions as any seller reasonably requests, keep such registrations or qualifications in effect for so long as such Registration Statement remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such U.S. jurisdictions of the Registrable Securities owned by such seller (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                           (f)      notify each seller of such Registrable
Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and at the Company's option, the Company shall either (i) prepare a supplement or amendment to such Prospectus (and if an amendment to the Registration Statement is required, promptly file and cause such amendment to become effective), or (ii) suspend the disposition of Registrable Securities pursuant to such Prospectus, until such time as each seller of Registrable Securities is advised by the Company that the use of the Prospectus may be resumed, and thereafter use its best efforts to promptly prepare a supplement or amendment to such Prospectus (and if an amendment to the Registration Statement is required, promptly file and cause such amendment to become effective), so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus and Registration Statement shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                           (g)      in the case of an underwritten offering,
enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of number of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, using its good faith commercially reasonable efforts to cause members of management of the Company to participate in customary "road-show" activities to the extent required by the underwriters) and cause to be delivered to the underwriters and the sellers, if any, opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may reasonably request and addressed to the underwriters and the sellers;

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

                           (h)      make available, for inspection by any seller
of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement, subject to the execution of customary confidentiality agreements;

                           (i)      use its best efforts to cause all such
Registrable Securities to be (A) listed on each securities exchange on which securities of the same class issued by the Company are then listed or, if the Common Stock is not then listed, on Nasdaq or a national securities exchange selected by the Company and (B) registered with or approved by such other governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the Stockholders to consummate the disposition of such Registrable Securities;

                           (j)      provide a transfer agent and registrar
selected by the Company for all such Registrable Securities not later than the effective date of such Registration Statement;

                           (k)      if requested, cause to be delivered,
immediately prior to the effectiveness of the Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), letters from the Company's independent certified public accountants addressed to each selling Holder (unless such selling Holder does not provide to such accountants the appropriate representation letter required by rules governing the accounting profession) and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

                           (l)      make generally available to its shareholders
a consolidated earnings statement (which need not be audited) for the 12 months beginning after the effective date of a registration statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act;

                           (m)      promptly notify each seller of Registrable
Securities and the underwriter or underwriters, if any:

                                    (i)      when the Registration Statement,
any pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

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

                                    (ii)     of any written request by the SEC
for amendments or supplements to the Registration Statement or Prospectus;

                                    (iii)    of the notification to the Company
by the SEC threatening to initiate or the initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

                                    (iv)     of the receipt by the Company of
any notification with respect to the threatened suspension or suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any U.S. jurisdiction;

                           (n)      use its best efforts to prevent the entry of
any threatened stop order or suspension of qualification referred to in Sections 5(m)(iii) and (iv) and to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus; and

                           (o)      take all actions necessary to facilitate the
timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Holders or any underwriter may request.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company any other information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing. The Holders covenant and agree to timely and truthfully provide such information upon request.

         Each seller of Registrable Securities agrees by having its stock treated as Registrable Securities hereunder that, upon notice of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, such seller will forthwith discontinue disposition of Registrable Securities until such seller is advised in writing by the Company that the use of the Prospectus may be resumed and, if applicable, is furnished with a supplemented or amended Prospectus as contemplated by Section 5(f) hereof, and, if so directed by the Company, such seller will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such seller's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any notice to suspend the disposition of Registrable Securities pursuant to a Prospectus, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date such seller either is advised by the Company that the use of the Prospectus

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may be resumed or receives the copies of the supplemented or amended Prospectus contemplated by Section 5(f).

                  6.       Registration Expenses.

                           (a)      All expenses incident to the Company's
performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing application fees, printing expenses, transfer agent's and registrar's fees, cost of distributing prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called "Registration Expenses") (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities), shall be borne by the Company. In addition, the Company shall pay (i) the fees and expenses of a single firm of counsel to the Holders (designated by the holders of a majority of the Registrable Securities requested to be registered in such registration) and (ii) its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which they are to be listed.

                           (b)      The obligation of the Company to bear the
expenses described in Section 6(a) shall apply irrespective of whether a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur.

                  7. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                           (a)      To the fullest extent permitted by law, the
Company will, and hereby does, indemnify, hold harmless and defend each Holder, the directors, officers, partners, employees, agents, advisors, representatives of, and each Person, if any, who controls any Holder within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement (unless superceded by a final Prospectus), or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC), or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or the Exchange Act or any rule or regulation promulgated thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"); provided, however, that the foregoing indemnity agreement shall not apply to any Claim to the extent that such Claim arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information relating to such Indemnified Person furnished in writing to the Company by such Indemnified Person expressly for inclusion in the Registration Statement or any such amendment thereof or supplement thereto. Subject to Section 7(c), the Company shall reimburse the Indemnified Persons, for any reasonable legal fees or other reasonable expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 7(a) and the agreement with respect to contribution contained in Section 7(f) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive any transfer of the Registrable Securities by the Holders.

                           (b)      In connection with any Registration
Statement in which a Holder is participating, each such Holder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 7(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information relating to such Holder furnished to the Company by such Holder expressly for inclusion in such Registration Statement; and, subject to Section 7(c), such Holder will reimburse any reasonable legal fees or other reasonable expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 7(b) and the agreement with respect to contribution contained in Section 7(f) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld, delayed or conditioned; provided, further, however, that the Holders shall be liable under this Section 7(b) for only that amount of a Claim or

Indemnified Damages as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive any transfer of the Registrable Securities by the Holders.

                           (c)      Promptly after receipt by an Indemnified
Person or Indemnified Party under this Section 7 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party, as the case may be, shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel (plus additional local counsel, as required) for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Holders holding at least two-thirds (2/3) in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person, as the case may be, shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, as the case may be, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person, as the case may be, of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person, as the case may be, with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 7, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                           (d)      The indemnification required by this Section
7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                           (e)      The indemnity agreements contained herein
shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person, as the case may be, against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

                           (f)      To the extent any indemnification by an
indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law; provided, however, that: (i) no person involved in the sale of Registrable Securities which person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale, shall be entitled to contribution from any person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and
(ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

                  8. Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Holder may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act, to the extent required to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar Rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder such information as may be necessary to enable such Holder to effect sales of Common Stock pursuant to Rule 144 of the Securities Act and a written statement as to whether it has complied with such information and requirements.

                  9.       Miscellaneous.

                           (a)      Notices. All notices, requests and other
communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given:

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

                                  If to the Company:

                                  Hanover Direct, Inc.
                                  115 River Road, Building 10
                                  Edgewater, New Jersey 07020
                                  Attention: Secretary
                                  Facsimile No.: (201) 272-3498

                                  with a copy to:

                                  Brown Raysman Millstein Felder & Steiner LLP
                                  900 Third Avenue
                                  New York, New York 10022
                                  Attention: Sarah Hewitt, Esq.
                                  Facsimile No.: (212) 895-2190

                                  If to the Stockholders:

                                  Chelsey Direct, LLC
                                  712 Fifth Avenue, 45th Floor
                                  New York, New York 10019
                                  Attention: Stuart Feldman
                                  Facsimile No.: (212) 765-3112

         If to a transferee Holder, to the address of such Holder set forth in the transfer documentation provided to the Company;

                                  in each case with copies to:

                                  Swidler Berlin Shereff Friedman, LLP
                                  The Chrysler Building
                                  405 Lexington Avenue
                                  New York, New York 10174
                                  Attention: Martin Nussbaum, Esq.
                                  Facsimile No.: (212) 891-9598

or such other address or facsimile number as such party (or transferee) may hereafter specify for such purpose by notice to the other parties in the manner specified herein. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate facsimile confirmation is received or (ii) if given by mail, at the earliest of its receipt or five days after the same has been deposited in a regularly maintained receptacle for the deposit of U.S. mail, addressed and postage paid as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section.

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

                           (b)      No Waivers. No failure or delay by any party
in exercising any right, power or privilege hereunder or seeking any remedy with respect to a breach hereof shall operate as a waiver thereof or of any other right, power or privilege nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                           (c)      Successors and Assigns. This Agreement shall
be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns, it being understood that subsequent Holders of the Registrable Securities are intended third party beneficiaries hereof. The Stockholders shall provide written notice to the Company pursuant to Section 9(a) hereof, of any transfers or assignments of Registrable Securities, promptly after such transfer or assignment. Such notice shall include the name and other contact information relating to such transferee or assignee.

                           (d)      Governing Law. This Agreement shall be
construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of law (other than Section 5-1401 of the General Obligations Law of the State of New York).

                           (e)      Jurisdiction. Any suit, action or proceeding
seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the Southern District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9(a) shall be deemed effective service of process on such party.

                           (f)      Waiver of Jury Trial. EACH OF THE PARTIES
HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                           (g)      Counterparts; Effectiveness. This Agreement
may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument provided no party shall be bound unless and until the Stockholders and the Company have each signed a counterpart hereof. Facsimile transmissions of any executed original documents and/or retransmission of any executed facsimile transmission shall be deemed to be the same as the delivery of an executed original. At the written request of any party hereto, the other parties hereto shall confirm facsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

                           (h)      Entire Agreement. This Agreement constitutes
the entire agreement between the parties with respect to the subject matter of this Agreement and supercedes all prior agreements and understandings, both oral and written, between the parties with respect to the transactions contemplated herein. No provision of this Agreement or any other agreement contemplated hereby is intended to confer on any Person other than the parties hereto any rights or remedies.

                           (i)      Captions. The captions herein are included
for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                           (j)      Severability. If any term, provision,
covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable (a "Determination"), the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a Determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

                           (k)      Amendments. The provisions of this
Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the holders of a majority of the Registrable Securities outstanding at the time; provided, however, that the consent or agreement of the Company shall be required with regard to any termination, amendment, modification or supplement of, or waivers or consents to departures from, the terms hereof, which affect the Company's obligations hereunder.

         IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.

                                             CHELSEY DIRECT, LLC

                                             By: /s/ William B. Wachtel
                                                 ______________________________
                                                 Name:
                                                 Title:

                                             HANOVER DIRECT, INC.

                                             By: /s/ Thomas C. Shull
                                                 ______________________________
                                                 Name:  Thomas C. Shull
                                                 Title: President


                                             /s/ Stuart Feldman
                                             ___________________________________
                                             Stuart Feldman





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